Execution Version

This AMENDMENT NO. 7 AND WAIVER, dated as of November 30, 2016 (this “Amendment”), among OCI BEAUMONT LLC, a Texas limited liability company (the “Borrower”), OCI USA INC., a Delaware corporation (“Holdings”), OCI PARTNERS LP, a Delaware limited partnership (the “MLP”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors, the “Administrative Agent”) for the Lenders (as defined below), amends that certain Term Loan Credit Agreement, dated as of August 20, 2013 (as amended by Amendment No. 1, dated as of November 27, 2013, Amendment No. 2 and Waiver, dated as of April 4, 2014, Amendment No. 3, dated as of June 13, 2014, Amendment No. 4, dated as of March 12, 2015, that Incremental Term Loan Commitment Agreement, dated as of July 2, 2015, Amendment No. 5 and Waiver, dated as of October 16, 2015 and Amendment No. 6, dated as of March 17, 2016, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into among the Borrower, Holdings, the MLP, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, on or around the Amendment No. 7 Effective Date, the Borrower wishes to prepay $200,000,000 of Term B-3 Loans currently outstanding (to be applied on a ratable basis);
WHEREAS, pursuant to Section 13.12(a) of the Credit Agreement, the Credit Agreement and any other Credit Document may be amended, supplemented or modified with the consent of the Credit Parties and the Required Lenders;
WHEREAS, the Credit Parties, the Administrative Agent and each of the Lenders signatory hereto (each such Lender, a “Consenting Lender”) desire to the amend the Credit Agreement on the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Credit Agreement. Effective as of the Amendment No. 7 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    The following definitions are added in alphabetical order to Section 1.01 thereof:
“Amendment No. 4” shall mean Amendment No. 4 to this Agreement, dated as of March 12, 2015, by and among Holdings, the Borrower, the MLP, the Administrative Agent and the Lenders party thereto.
“Amendment No. 4 Effective Date” shall mean March 12, 2015.
“Amendment No. 7” shall mean Amendment No. 7 to this Agreement, dated as of November 30, 2016, by and among Holdings, the Borrower, the MLP, the Administrative Agent and the Lenders party thereto.
“Amendment No. 7 Effective Date” shall mean November 30, 2016.

“Amendment No. 7 Prepayment” shall mean the $200,000,000 prepayment of Term Loans, made by the Borrower on or around the Amendment No. 7 Effective Date.
“Subordinated Shareholder Loan” shall mean that certain $200,000,000 Intercompany Term Facility, dated as of September 15, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, including without limitation, on or around the Amendment No. 7 Effective Date), between Holdings, as lender, and the Borrower, as borrower.
(b)    The definition of “U.S. GAAP” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
““U.S. GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession (but excluding the policies, rules and regulations of the SEC applicable only to public companies. All ratios and computations based on GAAP contained in this Agreement shall be computed in conformity with GAAP.”

(c)    Section 5.01(b) is hereby amended and restated in its entirety as follows:
“(b)    Each prepayment pursuant to Section 5.01 for any reason or any amendment of this Agreement resulting in a Repricing Transaction, shall be accompanied by a premium payable by Borrower equal to (i) if such prepayment or payment is made after the first anniversary of the Amendment No. 4 Effective Date but on or prior to the second anniversary of the Amendment No. 4 Effective Date, 2% of the principal amount of the Loans so prepaid (or in the case of an amendment resulting in a Repricing Transaction, a payment equal to 2% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment) and (ii) at par thereafter. In the event that after the second anniversary of the Amendment No. 4 Effective Date and on or prior to the third anniversary of the Amendment No. 4 Effective Date, (x) Borrower makes any prepayment of Term Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lender, (I) in the case of clause (x), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment.”

(d)    Section 10.11(a) is hereby amended and restated in its entirety as follows:
“(a)     The Borrower will not permit the Consolidated Senior Secured Net Leverage Ratio on the last day of any fiscal quarter in the table below to exceed the ratio set forth opposite such period in the table below:

Fiscal Quarter	Maximum Consolidated Senior Secured Net Leverage Ratio
December 31, 2016	5.00:1.00
March 31, 2017	6.25:1.00
June 30, 2017	5.50:1.00
September 30, 2017	5.50:1.00
December 31, 2017	5.25:1.00
March 31, 2018 and each fiscal quarter ending thereafter	4.75:1.00
”
(e)    Section 10.11(b) is hereby amended and restated in its entirety as follows:
“(b)     The Borrower will not permit the Consolidated Interest Coverage Ratio on the last day of any fiscal quarter in the table below to be less than the ratio set forth opposite such period in the table below:

Fiscal Quarter	Minimum Consolidated Interest Coverage Ratio
December 31, 2016	1.25:1.00
March 31, 2017	1.25:1.00
June 30, 2017	1.50:1.00
September 30, 2017	1.75:1.00
December 31, 2017 and each fiscal quarter ending thereafter	2.25:1.00
”
(f)    Section 10.11 is hereby amended by adding the following clause “(c)” after clause “(b)”:
“(c)    Notwithstanding anything to the contrary contained herein, in determining compliance with the Financial Covenants, accrued interest and interest payable (including capitalized interest) under the Subordinated Shareholder Loan and the OCI Working Capital Facility shall be excluded from the calculation of Consolidated Senior Secured Net Leverage Ratio and Consolidated Interest Coverage Ratio.”

SECTION 2.    Waiver. Each Lender party hereto hereby waives any prepayment penalty under Section 5.01(b) of the Credit Agreement that may otherwise be due and payable in respect of the Amendment No. 7 Prepayment.
SECTION 3.    Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 7 Effective Date”, which date is November 30, 2016) when each of the following conditions shall have been satisfied:
(a)    The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by (i) the Borrower, (ii) Holdings, (iii) the MLP, (iv) Consenting Lenders constituting the Required Lenders and (v) the Administrative Agent.

(b)    The Administrative Agent shall have received, on behalf of itself and the Lenders, an opinion from Latham & Watkins LLP, special New York counsel to the Credit Parties, dated as of the Amendment No. 7 Effective Date and addressed to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.
(c)    The Administrative Agent shall have received (i) certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Credit Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (ii) a certificate, dated as of the Amendment No. 7 Effective Date, signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 3(d) and (f) of this Amendment.
(d)    The representations and warranties of the Borrower and each other Credit Party contained in Section 8 of the Credit Agreement (as amended hereby) or any other Credit Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 7 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.
(e)    Payment by the Borrower of all reasonable fees and expenses due to the Administrative Agent, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the legal fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).
(f)    After giving effect to this Amendment, no Default or Event of Default exists, or would result from the effectiveness of this Amendment.
SECTION 4.    Representations and Warranties. On and as of the Amendment No. 7 Effective Date, after giving effect to this Amendment, each Credit Party represents and warrants as follows:
(a)    Each Credit Party (i) is a duly organized and validly existing corporation, partnership, or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.
(b)    Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment.

Each Credit Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(c)    Neither the execution, delivery or performance by any Credit Party of this Amendment, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Subsidiaries.
(d)    The execution, delivery, performance or effectiveness of this Amendment will not (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, or (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
SECTION 5.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Credit Document.

SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.
SECTION 7.    Acknowledgement and Affirmation. Each Credit Party party hereto hereby expressly acknowledges, (i) all of its obligations under the Holdings and MLP Guaranty, the Subsidiaries Guaranty, the Security Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Security Agreement and the other Security Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Term Loans and (iv) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.
SECTION 8.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE CREDIT AGREEMENT OR THE SECURITY DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 9.    Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
OCI BEAUMONT LLC

By:	/s/ Frank Bakker
	Name:	Frank Bakker
	Title:	President

OCI USA INC.

By:
	Name:	Kevin Struve
	Title:	President and Secretary

OCI PARTNERS LP

By:	/s/ Frank Bakker
	Name:	Frank Bakker
	Title:	President and Chief Executive Officer

[OCI – Term Loan Credit Facility Amendment No. 7]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
OCI BEAUMONT LLC

By:
	Name:	Frank Bakker
	Title:	President

OCI USA INC.

By:	/s/ Kevin Struve
	Name:	Kevin Struve
	Title:	President and Secretary

OCI PARTNERS LP

By:
	Name:	Frank Bakker
	Title:	President and Chief Executive Officer

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Patrick Devitt
	Name:	Patrick Devitt
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

AMMC CLO 15, LIMITED
as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

AMMC CLO 16, LIMITED
as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

AMMC CLO 17, LIMITED
as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

AMMC CLO IX, LIMITED
as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

AMMC CLO XI, LIMITED
as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

AMMC CLO XIII, LIMITED
as a Lender
BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

BATTALION CLO 2007-I, LTD
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

BATTALION CLO III, LTD
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Battalion CLO IV, LTD
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Battalion CLO IX, LTD
as a Lender
BY:	Brigade Capital Management, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Battalion CLO V, LTD
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Battalion CLO VI, LTD
as a Lender
BY:	Brigade Capital Management, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Battalion CLO VII, Ltd.
as a Lender
BY:	Brigade Capital Management, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Battalion CLO VIII, Ltd.
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

JP Morgan Chase Retirement Plan
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

JPMC Retirement Plan Brigade Bank Loan
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Blue Shield of California
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Muir Woods CLO, Ltd.,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Mercer Multi-Asset Growth Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin US Floating Rate Master Fund
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Nebraska Investment Council,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Kansas Public Employees Retirement System
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund,
as a Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Global Investment Funds- Franklin Upper Tier Floating Rate II Fund,
as a Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Global Investment Funds -Franklin Upper Tier Floating Rate III Fund,
as a Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund,
as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series,
as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Limited Duration Income Trust,
as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund,
as a Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Templeton Total Return FDP Fund of FDP Series, Inc.
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Commonwealth Fixed Interest Fund 17,
as a Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Met Investors Series Trust - Met/Franklin Low Duration Total Return Portfolio,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Lincoln Variable Insurance Products Trust - LVIP Global Income Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Templeton Series II Funds - Franklin Multi - Sector Credit Income Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Floating Rate Master Trust - Franklin Middle Tier Floating Rate Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Bissett Core Plus Bond Fund,
as a Lender

By:	/s/ Tom O'Gorman
	Name:	Tom O'Gorman
	Title:	SVP

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Strategic Series-Franklin Strategic Income Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Bissett Corporate Bond Fund,
as a Lender

By:	/s/ Tom O'Gorman
	Name:	Tom O'Gorman
	Title:	SVP

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Investors Securities Trust - Franklin Total Return Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Strategic Income Fund (Canada),
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Bissett Canadian Short Term Bond Fund,
as a Lender

By:	/s/ Tom O'Gorman
	Name:	Tom O'Gorman
	Title:	SVP

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Investors Securities Trust-Franklin Real Return Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund,
as a Lender

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

CATAMARAN CLO 2012-LTD.,
as a Lender

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

CATAMARAN CLO 2013-1 LTD.,
as a Lender

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

CATAMARAN CLO 2014-1 LTD.,
as a Lender

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

CATAMARAN CLO 2014-2 LTD.,
as a Lender

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

CATAMARAN CLO 2015-1 LTD.,
as a Lender

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

KATONAH 2007-I CLO LTD.,
as a Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Fire and Police Pension Fund, San Antonio
as a Lender
BY:	PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Galaxy XIX CLO, Ltd.
as a Lender
BY:	PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Galaxy XX CLO, Ltd.
as a Lender
BY:	PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

PineBridge Senior Secured Loan Fund Ltd.
as a Lender
BY:	PineBridge Investments LLC, Its Investment Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
as a Lender
By:	PineBridge Investments LLC, Its Investment Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM X Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XI Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XII Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XIII Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XIV Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XV Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XVI Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XVII Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XVIII Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XIX Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

LCM XX Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager
as a Lender

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	LCM Asset Management LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2012-2, Ltd.
By:	Onex Credit Partners, LLC, as Collateral Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2013-3, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2013-4, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2014-5, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2014-6, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2015-8, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2015-9, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2015-10, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

OCP CLO 2016-11, Ltd.
By:	Onex Credit Partners, LLC, as Portfolio Manager
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Sound Point CLO IV, Ltd
as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Sound Point CLO IX, Ltd.
as a Lender

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Sound Point CLO V, Ltd.
as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Sound Point CLO XII, Ltd.
as a Lender
BY:	Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Telos CLO 2013-3, Ltd.,
as a Lender
Managed by Telos Asset Management LLC

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Telos CLO 2013-4, Ltd.,
as a Lender
Managed by Telos Asset Management LLC

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Telos CLO 2014-5, Ltd.,
as a Lender
Managed by Telos Asset Management LLC

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Telos CLO 2014-6, Ltd.,
as a Lender
Managed by Telos Asset Management LLC

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Telos CLO 2016-7, Ltd.,
as a Lender
Managed by Telos Asset Management LLC

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Telos COF I, LLC,
as a Lender
Managed by Telos Asset Management LLC

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Oppenheimer Senior Floating Rate Fund,
as a Lender (type name of legal entity)

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Oppenheimer Senior Floating Rate Plus Fund,
as a Lender (type name of legal entity)

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Catlin Underwriting Agencies LTD,
as a Lender (type name of legal entity)

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Catlin RE Switzerland LTD,
as a Lender (type name of legal entity)

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Oppenheimer Fundamental Alternatives Fund,
as a Lender (type name of legal entity)

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]

Oppenheimer Master Loan Fund, LLC,
as a Lender (type name of legal entity)

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate
Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 7]